Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Plan A Promotions, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Preftokis, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 22, 2011

/s/ John Preftokis
John Preftokis
Principal Executive Officer and Principal Financial Officer